Other Liabilities and Accruals	12 Months Ended
Dec. 31, 2017
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Other Liabilities and Accruals
11.	Other Liabilities and Accruals

All amounts are short-term and payable within 1 year.

	Balance per December 31
	2017	2016
	(euros in thousands)
Accrued auditor’s fee	96	282
Personnel	446	220
Research and development costs	5,272	1,256
IP—Legal fee	509	114
Bonuses	1,545	768
Subsidy advance received	224	224
Other accruals	535	786

	8,627	3,650

The research and development costs relate to accrued expenses for costs of certain development activities, such as clinical trials, and are recorded based on an evaluation of the progress to completion of specific tasks using data such as patient enrollment, clinical site activations, and information provided the Company by vendors on their actual costs incurred. The increase in research and development cost accrued expenses reflect increased enrollment in and support of the Company’s clinical trials and expanded pre-clinical research efforts to support its internal research programs and collaboration and license agreement with Incyte.

The bonuses relate to the employee bonuses for the financial year 2017, which are paid out annually in February.

The subsidy advances received relate to active grants where the Company has received cash in excess of allowances which is required to be repaid or recognized as grant income when the relevant reimbursable costs are incurred as services are performed.